Employee Benefits	12 Months Ended
Dec. 31, 2013
Employee Benefits [Abstract]
Employee Benefits

NOTE 16 - EMPLOYEE BENEFITS

The Bank sponsors The Croghan Colonial Bank 401(k) Profit Sharing Plan, a defined contribution plan which provides for both profit sharing and employer matching contributions.  The Plan permits investment in the Corporation’s common shares subject to various limitations.  The Bank’s profit sharing and matching contributions to the 401(k) profit sharing plan for the years ended December 31, 2013, 2012, and 2011 amounted to $423,000,  $372,000, and $372,000, respectively.  As of December 31, 2013, the Plan held 21,906 common shares of the Corporation.

The Bank has entered into various split-dollar life insurance arrangements, including agreements with certain officers and employees of the Bank to provide for supplemental retirement benefits.  All split-dollar policies required the payment of single premiums.  The cash value of all split-dollar policies amounted to $16,810,000 and $11,087,000 at December 31, 2013 and 2012, respectively. In connection with the agreements, the Bank provided an estimated liability for accumulated supplemental retirement benefits of $379,000 at December 31, 2013 and $210,000 at December 31, 2012, which is included in other liabilities in the accompanying consolidated balance sheets. The Bank has also provided an estimated liability for certain salary continuation benefits to former officers of Indebancorp’s wholly-owned bank subsidiary as more fully described in Note 3.

The Bank recognized a provision for deferred compensation of $13,000 in 2013, $11,000 in 2012, and $16,000 in 2011.

No other postretirement or postemployment benefits are offered to retirees or employees.